UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2019

INVESTVIEW, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

12 South 400 West
Salt Lake City, Utah		84101
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		888-778-5372

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note: This 8K/A is being filed to add the Acting Chief Financial Officer’s signature on page 3

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2019, Investview, Inc. entered into a Joint Venture Agreement jointly with AI Data Consulting LLC and Freedom Enterprise, LLC, both United Arab Emirates limited liability companies. The joint venture formed by this agreement (the “Joint Venture”) will conduct its business under the product and brand name “APEX” and will be managed by SAFETEK LLC, a Utah limited liability company and our wholly owned subsidiary. The Joint Venture has been formed for the purpose of acquiring, reselling, and operating high-speed computer processing equipment for intense industry processing applications using a specific distribution model in the multi-level or network marketing sector and the unique structure of a leaseback from the purchasing party for deployment to our high-speed computing operations.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

AI Data Consulting and Freedom Enterprises were granted an aggregate of 400,000,000 shares of our common stock upon execution of the agreement, all of which are subject to forfeiture if the Joint Venture does not meet certain milestones established in the agreement.

These securities were issued as a the result of arm’s-length negotiations directly with the recipients in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering, and Rule 506(b). No advertising or general solicitation was employed in offering the securities. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location
Item 10	Miscellaneous
10.45	Joint Venture Agreement among Investview, Inc., AI Data Consulting LLC, and Freedom Enterprise, LLC	This filing.
_______________________________________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: March 8, 2019	By:	/s/ William C. Kosoff
William C. Kosoff
Acting Chief Financial Officer